EXHIBIT 10.4

                         AMENDMENT TO WARRANT AGREEMENT

         This Amendment to Warrant Agreement (the "Agreement") is made as of APRIL 6, 2001 by and between Silicon Valley Bank ("Holder") and GIGA INFORMATION GROUP, INC. ("Company").

                                    RECITALS

         A. Company and Holder are parties to a Warrant to Purchase Stock, dated MAY 25, 2000, together with all schedules and exhibits thereto (the "Warrant Agreement").

         B. Company has agreed to modify the Initial Exercise Price as defined in the Warrant Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. THE INITIAL EXERCISE PRICE IS $1.50 PER SHARE

         2. LEGAL EFFECT; INTERPRETATION. This Agreement amends certain terms of the Warrant Agreement. Company confirms that, except as amended by this Agreement, the Warrant Agreement remain in full force and effect. Unless otherwise defined, all terms capitalized in this Agreement shall have the meanings assigned in the Warrant Agreement. This Agreement, together with the Warrant Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements and negotiations.

         3. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

         4. TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY:                                                HOLDER:

GIGA INFORMATION GROUP, INC.                            SILICON VALLEY BANK

By: /s/ V.M. LYNCH                                      By: /s/ MIKE FIELD
    -------------------------------------                   ------------------
Name:  Victoria M. Lynch                                Name: Mike Field
Title: Vice President & Corporate                       Title: SVP
       Controller